UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 11, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                Delaware            0-13150           04-2735766
                --------            -------           ----------
            (State or Other       (Commission       (IRS Employer
              Jurisdiction        File Number)      Identification
           of Incorporation)                            Number)

       4375 River Green Parkway, Suite 100, Duluth, Georgia       30096
       ----------------------------------------------------       -----
            (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On August 11, 2006, we entered into a Forbearance to Loan and Security Agreement (the "Forbearance Agreement") with Silicon Valley Bank ("SVB") under which SVB agreed not to exercise its rights and remedies against us arising under a Loan and Security Agreement dated as of December 23, 2004 between us and SVB (the "Credit Agreement") through September 15, 2006.

          The Credit Agreement contains certain financial covenants, including required minimum quick ratio and minimum tangible net worth, and customary restrictive covenants concerning our operations. As of June 30, 2006, we were
not in compliance with the tangible net worth covenant.    As a result, on
August 11, 2006, we entered into the Forbearance Agreement. Under the Forbearance Agreement, SVB has agreed not to accelerate the outstanding indebtedness under the Credit Agreement or otherwise exercise its rights and remedies against us through September 15, 2006. We have also agreed to provide SVB with a new budget for 2007 prior to September 1, 2006, and intend to commence negotiations to amend the covenants in our Credit Agreement to a level more consistent with our current business outlook. However, there can be no assurances that we will be successful in negotiating an amendment on favorable terms, or at all. If we are unsuccessful, SVB would have the right to accelerate the $1,583,000 outstanding under the Credit Agreement beginning on September 16, 2006.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit Number      Description

10.1 Forbearance to Loan and Security Agreement, dated August 11, 2006, by and between Concurrent Computer Corporation and Silicon Valley Bank.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONCURRENT COMPUTER CORPORATION


Date:  August  14,  2006           By:
                                       ------------------------------------
                                       Gregory S. Wilson
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

10.1 Forbearance to Loan and Security Agreement, dated August 11, 2006, by and between Concurrent Computer Corporation and Silicon Valley Bank.